          An agreement between Richard Smitten and Patricia Livermore:

RICHARD SMITTEN
1752 N.W. 3RD Terrace  Ste. 118c
Fort Lauderdale, FL  33311

PATRICIA LIVERMORE
130 East 61st Street,
New York, NY  10021

The basic agreement transfers the copyright for the book HOW TO TRADE IN STOCKS originally registered on May 3, 1940 under the name of Jesse L. Livermore. It was thereby registered under file A144838 in the US copyright office.

The copyright was renewed in the name of Jesse L. Livermore Jr., under file
R431500 March 13th in the US copyright office.

The copyright was then passed on to Patricia Livermore, as wife of Jesse
Livermore Jr., upon Jesse Livermore Jr.'s death on February 20, 1976.

Patricia Livermore warrants and guarantees that she is the surviving legal heir to Jesse Livermore Jr.'s estate. She represents that she was the sole beneficiary of his will and executrix of the estate, and that said will was properly probated and closed under the laws of New York State. In this will
Patricia Livermore was designated as the sole heir and beneficiary.

Patricia Livermore further warrants and guarantees that she has not entered into any contracts for the book: "How to Trade in Stocks" by Jesse Livermore except with Traders Press and a German publisher. These contracts and agreements will become null and void with this agreement.

She hereby grants, assigns, and sells to Richard Smitten all of her rights, title and interest to the book: "How to Trade in Stocks" by Jesse Livermore with regard to the rights given and granted to her from the estate of Jesse
Livermore, including but not limited to the "book" as registered and renewed by the United States Copyright office.

She further agrees she will also furnish to Richard Smitten all pertinent pictures, memorabilia and biographical information. She also grants the sole and exclusive rights to use of the "likeness" of Jesse Livermore Sr. and the name, these rights as furnished and provided to her by the estate and will of Jesse
Livermore Jr. She further grants Mr. Smitten full rights, without limitation, to modify this published work as he sees fit.

Patricia Livermore further warrants and guarantees that she will also furnish and execute all other documents as may be required by Mr. Smitten in the future.

This agreement shall inure to Patricia Livermore and Richard Smitten and to all heirs of both parties. Furthermore, Richard Smitten shall have the exclusive right to assign this copyright to the benefit of his successors, heirs, and for any legal or personal use he may chose.

Patricia Livermore also acknowledges the receipt of $7,500 dollars received by wire transfer on March 7, 2000 from the Toronto Dominion Bank into her account in the Chase Bank in New York City.

Patricia Livermore hereby transfers the copyright to the book: How To Trade in
Stocks by Jesse Livermore, individually as the sole heir and executrix of Jesse
Livermore Jr.'s estate. She further warrants and guarantees that she has the sole authority to enter into this contract. She further warrants that she will enter into no other agreements and that all other agreements are null and void as of the date of this agreement.

In conclusion, Patricia Livermore upon this day March 13, 2000 for the sum of
$7,500, in turn, sells, transfers and assigns all her rights title and interest in the copyright of "HOW TO TRADE IN STOCKS" written by Jesse Livermore as received by her as the exclusive heir to Jesse Livermore, Jr. to: Richard Louis
Smitten at 1752 NW 3rd Terrace Apartment 118-c, Fort Lauderdale, Florida 33311.

March 13th, 2000

Signed:  Patricia Livermore
                           --------------------------------------

           Witness
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           Witness
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           Richard Smitten
                          ---------------------------------------

           Witness
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           Witness
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          An agreement between Richard Smitten and Patricia Livermore:

RICHARD SMITTEN
1752 N.W. 3RD Terrace  Ste. 118c
Fort Lauderdale, FL  33311

PATRICIA LIVERMORE
130 East 61st Street,
New York, NY  10021

                             To Whom It May Concern:

On this day March 13th, 2000--I, Patricia Livermore, sold to Richard Smitten all my exlusive rights, title, and interest in the copyright of: "How To Trade In
Stocks" by Jesse Livermore.

Please note as the widow of Jesse Livermore Jr., and sole legal heir to his estate all these rights passed on to me (Patricia Livermore) upon my husband's death on February 20, 1976.

Therefore, all prior agreements on publishing the book "How To Trade In Stocks"
by Jesse Livermore are now null and void, and all future agreements must be re-negotiated with Mr. Richard Smitten as the new exclusive copyright holder.
Thank you for your consideration in this matter.

March 13th, 2000

Signed:  Patricia Livermore
                           --------------------------------------

           Witness
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           Witness
                  -----------------------------------------------

           Richard Smitten
                          ---------------------------------------

           Witness
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           Witness
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